                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-4670

                         GLOBAL/INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Emerging Markets Income Fund

Annual Report to Shareholders

October 31, 2004

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. The fund may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. Investing in securities of emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, this fund is nondiversified and can take larger positions in fewer issuers, increasing its overall potential risk. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2004

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception June 18, 2001 are derived from the historical performance of Class S shares of the Scudder Emerging Markets Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/04
Scudder Emerging Markets Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	14.01%	20.01%	15.82%	10.93%
Class B	13.25%	19.06%	14.92%	10.06%
Class C	13.16%	19.01%	14.90%	10.06%
J.P. Morgan Emerging Markets Bond Index Plus+	12.94%	16.64%	14.63%	13.90%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/04	$ 10.33	$ 10.36	$ 10.35
10/31/03	$ 9.53	$ 9.55	$ 9.55
Distribution Information: Twelve Months: Income Dividends as of 10/31/04	$ .50	$ .42	$ .42
Latest Quarterly Income Dividend as of 10/31/04	$ .1234	$ .1042	$ .1041
SEC 30-day Yield as of 10/31/04++	6.48%	6.12%	6.07%
Current Annualized Distribution Rate as of 10/31/04++	4.78%	4.02%	4.02%

++ Current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on October 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 2004, divided by the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 6.21%, 5.48% and 5.86% for Class A, B and C, respectively, had certain expenses not been reduced. Yields and distribution rates are historical and will fluctuate.

Class A Lipper Rankings — Emerging Markets Debt Funds Category as of 10/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	16	of	51	31
3-Year	16	of	47	34

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Emerging Markets Income Fund — Class A [] J.P. Morgan Emerging Markets Bond Index Plus+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/04
Scudder Emerging Markets Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,888	$16,506	$19,904	$26,947
	Average annual total return	8.88%	18.18%	14.76%	10.42%
Class B	Growth of $10,000	$11,025	$16,678	$19,943	$26,069
	Average annual total return	10.25%	18.59%	14.80%	10.06%
Class C	Growth of $10,000	$11,316	$16,856	$20,026	$26,081
	Average annual total return	13.16%	19.01%	14.90%	10.06%
J.P. Morgan Emerging Markets Bond Index Plus+	Growth of $10,000	$11,294	$15,870	$19,793	$36,736
	Average annual total return	12.94%	16.64%	14.63%	13.90%

The growth of $10,000 is cumulative.

+ The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external currency-denominated debt instruments in the emerging markets: Brady bonds, loans, Eurobonds and US dollar-denominated local market instruments. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. After December 31, 2004 Class S shares will generally not be available to new investors. (For details see the fund's prospectus and statement of additional information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to its inception October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Emerging Markets Income Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 10/31/04
Scudder Emerging Markets Income Fund	1-Year	3-Year	5-Year	10-Year
Class S	14.36%	20.24%	16.14%	11.24%
Class AARP	14.46%	20.27%	16.12%	11.23%
J.P. Morgan Emerging Markets Bond Index Plus+	12.94%	16.64%	14.63%	13.90%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 10/31/04	$ 10.34	$ 10.33
10/31/03	$ 9.54	$ 9.53
Distribution Information: Twelve Months: Income Dividends as of 10/31/04	$ .52	$ .52
Latest Quarterly Income Dividend as of 10/31/04	$ .1300	$ .1300
SEC 30-day Yield as of 10/31/04++	7.02%	7.49%
Current Annualized Distribution Rate as of 10/31/04++	5.03%	5.03%

++ Current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on October 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 2004, divided by the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 6.69% and 6.75% for Class AARP and S, respectively, had certain expenses not been reduced. Yields and distribution rates are historical and will fluctuate.

Class S Lipper Rankings — Emerging Markets Debt Funds Category as of 10/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	12	of	51	24
3-Year	13	of	47	28
5-Year	20	of	41	48
10-Year	9	of	12	70

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Emerging Markets Income Fund — Class S [] J.P. Morgan Emerging Markets Bond Index Plus+

Yearly periods ended October 31
Comparative Results as of 10/31/04
Scudder Emerging Markets Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,436	$17,383	$21,130	$29,002
	Average annual total return	14.36%	20.24%	16.14%	11.24%
Class AARP	Growth of $10,000	$11,446	$17,398	$21,114	$28,980
	Average annual total return	14.46%	20.27%	16.12%	11.23%
J.P. Morgan Emerging Markets Bond Index Plus+	Growth of $10,000	$11,294	$15,870	$19,793	$36,736
	Average annual total return	12.94%	16.64%	14.63%	13.90%

The growth of $10,000 is cumulative.

+ The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external currency-denominated debt instruments in the emerging markets: Brady bonds, loans, Eurobonds and US dollar-denominated local market instruments. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, all classes of the Fund limited these expenses; had they not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2004.

The table illustrates your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2004
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,120.00	$ 1,116.30	$ 1,115.30	$ 1,122.20	$ 1,122.40
Expenses Paid per $1,000*	$ 7.96**	$ 11.78**	$ 12.10**	$ 6.10**	$ 6.34**
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,017.74	$ 1,013.84	$ 1,013.63	$ 1,019.32	$ 1,019.09
Expenses Paid per $1,000*	$ 7.58**	$ 11.21**	$ 11.51**	$ 5.80**	$ 6.04**

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios+	Class A**	Class B**	Class C**	Class AARP**	Class S**
Scudder Emerging Markets Income Fund	1.49%	2.21%	2.27%	1.14%	1.19%

+ The expense ratio reflects a change to expenses within the most recent six-month period. Effective April 1, 2004, the Fund directly bears the costs of those expenses formerly covered under an Administrative Agreement. See Note C in Notes to Financial Statements.

** The expense ratio includes a one-time adjustment. Without the effect of this adjustment the annualized expense ratio would have been 1.57%, 2.31%, 2.29%, 1.24% and 1.29% for Class A, B, C, AARP and S, respectively. For a $10,000 investment, the expenses paid based on the actual fund return would have been $8.41, $12.30, $12.22, $6.61 and $6.91 for Class A, B, C, AARP and S, respectively, and the expenses paid based on the hypothetical 5% fund return would have been $8.00, $11.71, $11.63, $6.29 and $6.57 for Class A, B, C, AARP and S, respectively.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Emerging Markets Income Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Emerging Markets Income Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Brett Diment

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management 1991.

Head of Emerging Markets Debt: London.

Over 13 years of investment industry experience.

Joined the fund in 2002.

Edwin Gutierrez

Director of Deutsche Asset Management and Co-Manager of the fund.

Member of Emerging Debt team: London.

Joined Deutsche Asset Management in 2000 after 5 years of experience including emerging debt portfolio manager at INVESCO Asset Management responsible for Latin America and Asia and economist responsible for Latin America at LGT Asset Management.

Joined the fund in 2002.

MsC, Georgetown University.

Nima Tayebi

Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 2001 as an Emerging currency fund manager.

Previously, an executive director responsible for emerging markets trading at Millennium Global Investments. Prior to that, Vice President at Salomon Brothers, focusing on emerging currency and debt trading, and also Head of Fixed Income research at Renaissance Capital.

Joined the fund in 2003.

M.Phil from Cambridge University.

In the following interview, Brett Diment, Co-Manager, discusses Scudder Emerging Markets Income Fund's strategy and the market environment during the 12-month period ended October 31, 2004.

Q:  How did emerging-markets debt perform during the past year?

A:  Emerging-markets bonds performed well during the fund's reporting period. In our view, the asset class as a whole is currently in one of the most positive environments it has enjoyed for many years. Strong global growth — which contributed to an impressive rise in commodity prices as well as an increase in the quantity of exports from emerging-markets nations — helped a number of countries improve their fiscal positions.1 As a further positive, global interest rates remained low by historical standards. This made it less expensive for emerging countries to fund their debt, and it also helped fuel global demand for higher-yielding assets.

1 Higher commodity prices help bring more dollars into emerging-markets nations that sell them (since commodities generally trade in dollars). Higher revenues, in turn, help improve governments' fiscal positions — a positive for currencies.

In combination, these factors helped emerging-markets bonds provide steady gains from November 2003 through March of 2004, and again from mid-May through the end of the period. The only significant downturn occurred during a six-week interval that ran from the beginning of April through the middle of May. During this time, investors grew cautious as the US Federal Reserve raised interest rates at roughly the same time as China's government took steps to cool China's overheating economy. Although these actions — which led to fears that the global economy would slow significantly — resulted in a sharp downturn, the asset class nevertheless was able to deliver solid, double-digit gains for the full year.

Q:  How did the fund's performance compare versus its benchmark and peer group?

A:  The total return of the fund's Class A shares for the 12 months ended October 31, 2004, was 14.01%. (Returns are unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 8 for complete performance information.)

The fund's return compares favorably with the 12.94% gain of its benchmark, the JP Morgan Emerging Markets Bond Index Plus.2 The fund's Class A shares also finished in the top third of the 51 funds in its Lipper peer group — Emerging Markets Debt Funds — for the one-year period, and in the top half of the 47 funds in the peer group for the three-year period.3 Keeping in mind that past performance is no guarantee of future results, we believe the fund's success is a consequence of our intense focus on research, value and risk management. (Please see page 4 for additional Lipper comparison information.)

2 The JP Morgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged index that tracks total returns for emerging-market debt instruments that trade outside the country of issue. Index returns assume reinvestment of all distributions and, unlike fund returns, do not reflect any fees or expenses. It is not possible to directly invest in an index.

3 Lipper's Emerging Markets Debt Funds category includes those funds that seek either current income or total return by investing primarily in emerging-market debt securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. It is not possible to invest directly in a Lipper category.

4 The yield spread is the difference between the yield of a given fixed-income asset class and the yield on US Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive, since it indicates yields are falling and prices are rising.

Q:  What is the overall thinking underlying the portfolio?

A:  As we said, the backdrop for emerging-markets bonds is positive. However, yield spreads are once again near historic lows, which illustrates that much of the good news is already reflected in prices.4 At the same time, the low level of spreads shows that investors are not very concerned about risk, meaning that there is a greater potential for negative surprises to result in market weakness. We are therefore cautious on the outlook for the next six months. Accordingly, our core strategy remains one of managing risk in the portfolio and focusing on assets that we believe benefit from positive underlying trends — and that are the least expensive in terms of their valuations.5

5 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its true worth, or overvalued, which means that it trades at a more expensive price than its underlying worth.

Q:  How is the fund positioned in Latin America?

A:  The continued improvement in Brazil's economy forms the basis for our position in the country's bond market. We own both dollar-denominated (sovereign) debt as well as the local currency — the real. Our position in the latter indicates a positive view on the currency in relation to the US dollar, and is a more direct expression of our positive assessment of Brazil's prospects.

The fund is positioned in a similar fashion in Argentina, where the portfolio holds debt denominated in dollars as well as a currency position in the peso. The dollar- denominated debt held in the fund is in default, meaning that the government failed to make its interest payments. We hold the defaulted debt since Argentina's government is currently in negotiations with bondholders to restructure the terms of these bonds, following Argentina's declaration of default on these bonds in December 2001. We believe Argentina will improve its offer from current levels. If this proves to be the case, the price of the bonds would likely increase to reflect the higher value of the new offer.

Elsewhere in the region, the fund has stayed heavily underweight in Colombia and Peru mainly as a counterbalance to our overweight positions in the Europe/Africa/Middle East region (EMEA).6 In addition, there has been poor progress on fiscal reform in Colombia and negative political developments in Peru. We continued to reduce the fund's position in Uruguay as the impressive rally has taken the bonds of this high-debt country to levels that we believe are above their underlying value. We also trimmed the fund's overweight position in Ecuador, which could be affected by political turmoil caused by the possible impeachment of President Gutierrez.7 We channeled the proceeds of these sales into moving the fund's position in Venezuela from underweight to neutral. While the outlook for reform remains poor, we believe the current level of oil prices and calmer political climate after the recent referendum mitigates the risk of any significant negative change to its outlook.

6 "Underweight" means a fund holds a lower weighting than the benchmark; "overweight" means a fund holds a higher weighting in a given sector than the benchmark index.

7 An increase in a country's perceived political risk is a negative for its debt.

8 In the absence of a decrease in demand, reduced supplies should lead to higher prices.

9 High yields reflect the market's assessment that risks are high. We believe the market is overreacting to the inflation data, meaning that high yields in this situation represent a value.

The position where we deviate furthest from the benchmark within Latin America is our overweight in Mexican local bonds. Though inflation has risen this year, much of it has been attributable to reduced agricultural supplies and the ramifications of high oil prices.8 The Bank of Mexico has been proactive in stemming the effects of these temporary factors through interest-rate increases. Although more hikes may occur before year end, we believe this is more than offset by the fact that the country's longer-term bonds are offering very attractive yields.9

Q:  What has been your approach in the Europe/Middle East/Africa region (EMEA)?

A:  In EMEA, the fund holds positions in both the dollar-denominated and local currency debt of Turkey. We made a slight reduction to the fund's weighting in the dollar-denominated debt, mainly to reduce overall portfolio risk in light of our greater caution on the emerging-bond market as a whole. The fund has maintained a position in Turkish Treasury bills (denominated in lira), but we have now hedged its position with respect to the currency. By hedging, we mean that we have invested in such a way that a decline in the value of the currency will not have an effect on fund returns. The basis for our position in Turkey is that the prospects for its acceptance into the European Union (EU) continue to improve. We expect that negotiations will begin next year, albeit with strict conditionality that the talks may be halted if Turkey makes a material reversal on the progress it has made in fulfilling the EU's criteria for acceptance.

The fund holds a position in Russia, where high oil prices have helped the country make a substantial increase of over $40 billion in its foreign currency reserves, which represents a significant improvement to its balance sheet.10 This positive news more than offset concerns over the potential effect of government actions against the oil giant Yukos and the centralization of power in the Kremlin. At the current level of oil prices, Russia is likely, in our view, to become a net external creditor nation soon (meaning it will have more cash than debt). If this occurs, the bond rating agency Standard & Poor's is likely to upgrade Russia's debt to investment grade in the first half of 2005 at the latest. This would likely lead to a further decline in yield spreads (reflecting higher prices).

10 By selling oil, Russia generates income in foreign currencies (such as US dollars), which counts as an asset that can offset the debt on its books.

Elsewhere in the EMEA region, we maintain significant positions in the lower-risk credits of Romania and Bulgaria, both of which are on course to join the EU in 2007. We believe there is still room for further rallies in both countries' bond markets in the run-up to joining the EU.

In Asia, there was little progress regarding the required fiscal reform aimed at stabilizing the worsening debt dynamics in the Philippines, so we do not hold a favorable view on the country. We are not finding value in any of the Asian credits that make up the JP Morgan benchmark, including China, Indonesia, Malaysia, Pakistan and Thailand.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2004

Asset Allocation (Excludes Securities Lending Collateral)	10/31/04	10/31/03

Sovereign Bonds	90%	83%
Other Debt Obligations	7%	4%
US Government Backed	1%	—
Cash Equivalents	—	11%
Loan Participations	2%	2%
	100%	100%
Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/04	10/31/03

Brazil	24%	21%
Russia	20%	27%
Turkey	13%	5%
Mexico	8%	5%
Venezuela	6%	8%
Philippines	5%	—
Romania	5%	7%
Bulgaria	4%	6%
Argentina	4%	4%
United States	1%	2%
Other	10%	15%
	100%	100%
Currency Exposure	10/31/04	10/31/03

US Dollar	81%	94%
Euro	12%	2%
Mexican Peso	4%	—
Turkish Lira	2%	—
Great Britain Pound	1%	—
Russian Ruble	—	1%
Brazilian Real	—	1%
Argentinean Peso	—	1%
Uruguay Peso	—	1%
	100%	100%

Average Life (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/04	10/31/03

0 < 3 years	3%	1%
3 < 5 years	11%	4%
5 < 10 years	32%	21%
10+ years	54%	74%
	100%	100%

Asset allocation, geographical diversification, currency exposure and average life are subject to change.

For more complete details about the fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2004

	Principal Amount ($) (c)	Value ($)

Bonds 96.8%
Argentina 3.8%
Republic of Argentina:
Series E MTN, 8.0%, 10/30/2009* EUR	1,651,473	601,939
9.0%, 11/19/2008* EUR	511,292	191,263
9.75%, 9/19/2027*	8,984,000	2,650,280
Series LELI, 10.0%, 6/25/2007* GBP	1,898,000	1,011,067
11.75%, 4/7/2009*	1,100,000	338,250
11.75%, 5/20/2011* EUR	255,646	99,718
11.75%, 11/13/2026* EUR	541,969	204,472
12.25%, 6/19/2018*	1,379,625	412,508
12.375%, 2/21/2012*	4,300,000	1,333,000
(Cost $6,165,996)		6,842,497
Brazil 23.4%
Federative Republic of Brazil:
Floating Rate Note Debt Conversion Bond, LIBOR plus .8125%, Series 30YR, 3.063%**, 4/15/2024	2,000,000	1,745,000
Floating Rate Note Debt Conversion Bond, LIBOR plus .875%, Series 18YR, 3.125%**, 4/15/2012	5,408,867	4,938,836
8.875%, 10/14/2019 (e)	6,200,000	6,122,500
9.25%, 10/22/2010	1,020,000	1,092,930
10.0%, 8/7/2011	3,100,000	3,394,500
11.0%, 2/4/2010 EUR	1,860,000	2,687,992
11.0%, 1/11/2012 (e)	3,300,000	3,762,000
11.0%, 8/17/2040	9,280,000	10,467,840
11.5%, 3/12/2008	800,000	924,960
14.5%, 10/15/2009	5,330,000	6,849,050
(Cost $39,581,899)		41,985,608
Bulgaria 4.0%
Republic of Bulgaria, 8.25%, 1/15/2015 (Cost $6,760,116)	5,800,000	7,252,320
Dominican Republic 0.9%
Dominican Republic:
9.04%, 1/23/2013	1,580,000	1,281,775
9.5%, 9/27/2006	390,000	342,712
(Cost $1,293,528)		1,624,487
Ecuador 1.6%
Republic of Ecuador, Step-Up Coupon, 8.0% to 8/15/2005, 9.0% to 8/15/2006, 10.0% to 8/15/2030 (Cost $2,784,882)	3,500,000	2,931,250
Mexico 7.4%
Mexican Fixed Rate Bonds, Series M-20, 8.0%, 12/7/2023 MXN	102,200,000	6,988,927
Petroleos Mexicanos SA, 8.625%, 12/1/2023	2,000,000	2,285,000
United Mexican States:
7.5%, 4/8/2033	3,400,000	3,624,400
8.0%, 9/24/2022	400,000	459,000
(Cost $12,590,344)		13,357,327
Nigeria 0.9%
Nigeria, Promissory Note, Series RC, 5.092%, 1/5/2010 (Cost $1,492,000)	1,686,084	1,610,000
Peru 2.0%
Republic of Peru:
Series INTL, 7.5%, 10/14/2014 EUR	1,600,000	2,030,893
8.375%, 5/3/2016	1,600,000	1,668,000
(Cost $3,664,154)		3,698,893
Philippines 5.2%
Republic of Philippines:
8.875%, 3/17/2015	150,000	147,562
Series REG S, 9.125%, 2/22/2010 EUR	1,100,000	1,456,027
9.375%, 1/18/2017	7,400,000	7,637,391
(Cost $9,426,664)		9,240,980
Romania 4.6%
Republic of Romania:
5.75%, 7/2/2010 EUR	2,150,000	2,942,109
8.5%, 5/8/2012 EUR	3,370,000	5,365,816
(Cost $6,814,010)		8,307,925
Russia 19.9%
Aries Vermogensverwaltung GmbH:
Series B, 7.75%, 10/25/2009 EUR	4,000,000	5,565,107
Series C, 9.6%, 10/25/2014	2,000,000	2,339,400
Russian Federation:
Series REG S, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	18,000,000	18,000,000
11.0%, 7/24/2018	5,600,000	7,602,000
12.75%, 6/24/2028	900,000	1,431,000
Russian Ministry of Finance, Series V, 3.0%, 5/14/2008	800,000	740,000
(Cost $33,374,226)		35,677,507
Turkey 12.5%
Republic of Turkey:
Zero Coupon, 12/7/2005 TRL	6,600,000,000,000	3,556,645
10.5%, 1/13/2008	500,000	570,900
11.0%, 1/14/2013	470,000	579,863
11.75%, 6/15/2010	1,860,000	2,306,400
11.75%, 6/15/2010	1,300,000	1,612,000
11.875%, 1/15/2030 (e)	8,070,000	11,015,550
12.375%, 6/15/2009	2,250,000	2,792,812
(Cost $21,152,375)		22,434,170
Ukraine 3.2%
Government of Ukraine:
Series REG S, 6.875%, 3/4/2011	1,550,000	1,559,610
7.65%, 6/11/2013	4,010,000	4,123,483
(Cost $5,617,114)		5,683,093
United States 1.3%
US Treasury Bond, 7.5%, 11/15/2016 (Cost $2,330,807)	1,800,000	2,331,211
Venezuela 6.1%
Republic of Venezuela:
Floating Rate Note, LIBOR plus 1.00%, 3.09%**, 4/20/2011	2,290,000	1,992,300
Series A, Collateralized Par Bond, 6.75%, 3/31/2020	1,250,000	1,228,125
10.75%, 9/19/2013	6,700,000	7,745,200
(Cost $10,134,501)		10,965,625
Total Bonds (Cost $163,182,616)		173,942,893

Loan Participation 1.4%
Algeria
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125%, 2.813%**, 3/4/2010 (Cost $2,378,465)	2,461,250	2,436,638
	Shares	Value ($)

Securities Lending Collateral 11.7%
Daily Assets Fund Institutional, 1.80% (b) (d) (Cost $21,058,250)	21,058,250	21,058,250
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $186,619,331) (a)	109.9	197,437,781
Other Assets and Liabilities, Net	(9.9)	(17,822,961)
Net Assets	100.0	179,614,820

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest.

** These securities are shown at their current rate as of October 31, 2004.

(a) The cost for federal income tax purposes was $186,666,670. At October 31, 2004, net unrealized appreciation for all securities based on tax cost was $10,771,111. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,144,161 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $373,050.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rates shown are the annualized seven-day yield at period end.

(c) Principal amount stated in US dollars unless otherwise noted.

(d) Represents collateral held in connection with securities lending.

(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2004 amounted to $20,247,977, which is 11.3% of total net assets.

Currency Abbreviations
EUR	Euro	MXN	Mexican Peso
GBP	Great Britain Pound	TRL	Turkish Lira

LIBOR: Represents the London InterBank Offered Rate.

MTN: Medium Term Note.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2004
Assets
Investments: Investments in securities, at value (cost $165,561,081) — including $20,247,977 of securities loaned	$ 176,379,531
Investment in Daily Assets Fund Institutional (cost $21,058,250)*	21,058,250
Total investments in securities, at value (cost $186,619,331)	197,437,781
Cash	23,712
Foreign currency, at value (cost $111,214)	111,572
Receivable for investments sold	5,587,817
Interest receivable	3,184,047
Receivable for Fund shares sold	93,500
Unrealized appreciation on forward foreign currency exchange contracts	263,094
Net receivable for closed forward foreign currency exchange contracts	6,065
Total assets	206,707,588
Liabilities
Payable for investments purchased	5,220,049
Payable upon return of securities loaned	21,058,250
Payable for Fund shares redeemed	60,390
Unrealized depreciation on forward foreign currency exchange contracts	469,481
Accrued management fee	47,959
Other accrued expenses and payables	236,639
Total liabilities	27,092,768
Net assets, at value	$ 179,614,820
Net Assets
Net assets consist of: Undistributed net investment income	246,938
Net unrealized appreciation (depreciation) on: Investments	10,818,450
Foreign currency related transactions	(192,563)
Accumulated net realized gain (loss)	(71,188,784)
Paid-in capital	239,930,779
Net assets, at value	$ 179,614,820

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($7,497,028 ÷ 725,931 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 10.33
Maximum offering price per share (100 ÷ 95.5 of $10.33)	$ 10.82

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,049,183 ÷ 197,762 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 10.36

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($6,819,575 ÷ 659,014 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 10.35
Class AARP Net Asset Value, offering and redemption price per share ($21,303,984 ÷ 2,059,516 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 10.34
Class S Net Asset Value, offering and redemption price per share ($141,945,050 ÷ 13,735,102 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 10.33

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2004
Investment Income
Interest	$ 11,455,093
Interest — Scudder Cash Management QP Trust	109,035
Securities lending income, including income from Daily Assets Fund Institutional	13,539
Total Income	11,577,667
Expenses: Management fee	1,709,670
Administrative fee	474,198
Services to shareholders	265,758
Custodian and accounting fees	142,683
Distribution service fees	69,867
Auditing	71,299
Legal	12,412
Directors' fees and expenses	10,112
Reports to shareholders	23,375
Registration fees	27,863
Other	10,315
Total expenses, before expense reductions	2,817,552
Expense reductions	(526,517)
Total expenses, after expense reductions	2,291,035
Net investment income	9,286,632
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	7,459,152
Foreign currency related transactions	(813,075)
6,646,077
Net unrealized appreciation (depreciation) during the period on: Investments	7,100,578
Foreign currency related transactions	(373,667)
6,726,911
Net gain (loss) on investment transactions	13,372,988
Net increase (decrease) in net assets resulting from operations	$ 22,659,620

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2004	2003
Operations: Net investment income	$ 9,286,632	$ 9,798,637
Net realized gain (loss) on investment transactions	6,646,077	26,650,063
Net unrealized appreciation (depreciation) on investment transactions during the period	6,726,911	4,441,375
Net increase (decrease) in net assets resulting from operations	22,659,620	40,890,075
Distributions to shareholders from: Net investment income: Class A	(366,601)	(262,960)
Class B	(87,407)	(97,896)
Class C	(178,714)	(96,299)
Class AARP	(1,095,716)	(912,540)
Class S	(7,336,139)	(9,082,395)
Fund share transactions: Proceeds from shares sold	48,354,634	68,213,309
Reinvestment of distributions	7,691,473	8,874,038
Cost of shares redeemed	(56,107,007)	(67,374,423)
Net increase (decrease) in net assets from Fund share transactions	(60,900)	9,712,924
Increase (decrease) in net assets	13,534,143	40,150,909
Net assets at beginning of period	166,080,677	125,929,768
Net assets at end of period (including undistributed net investment income of $246,938 and $450,354, respectively)	$ 179,614,820	$ 166,080,677

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2004	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.53	$ 7.74	$ 7.35	$ 8.18
Income (loss) from investment operations: Net investment income[c]	.51	.54	.63	.29
Net realized and unrealized gain (loss) on investment transactions	.79	1.83	.45	(.72)
Total from investment operations	1.30	2.37	1.08	(.43)
Less distributions from: Net investment income	(.50)	(.58)	(.69)	(.40)
Net asset value, end of period	$ 10.33	$ 9.53	$ 7.74	$ 7.35
Total Return (%)[d]	14.01[e]	31.53[e]	15.26	(5.50)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	4.500		.012
Ratio of expenses before expense reductions (%)	1.82	1.86	1.93	1.93*
Ratio of expenses after expense reductions (%)	1.54	1.84	1.93	1.93*
Ratio of net investment income (%)	5.19	6.13	8.01	10.25*
Portfolio turnover rate (%)	236	327	734	685

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 8.12% to 8.01%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] For the period from June 18, 2001 (commencement of operations of Class A shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B
Years Ended October 31,	2004	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.55	$ 7.76	$ 7.37	$ 8.18
Income (loss) from investment operations: Net investment income[c]	.44	.46	.57	.27
Net realized and unrealized gain (loss) on investment transactions	.79	1.83	.45	(.71)
Total from investment operations	1.23	2.29	1.02	(.44)
Less distributions from: Net investment income	(.42)	(.50)	(.63)	(.37)
Net asset value, end of period	$ 10.36	$ 9.55	$ 7.76	$ 7.37
Total Return (%)[d]	13.25[e]	30.23[e]	14.44	(5.65)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2.532		.004
Ratio of expenses before expense reductions (%)	2.73	2.72	2.74	2.73*
Ratio of expenses after expense reductions (%)	2.31	2.69	2.74	2.73*
Ratio of net investment income (%)	4.42	5.28	7.20	9.45*
Portfolio turnover rate (%)	236	327	734	685

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 7.31% to 7.20%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] For the period from June 18, 2001 (commencement of operations of Class B shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class C
Years Ended October 31,	2004	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.55	$ 7.76	$ 7.37	$ 8.18
Income (loss) from investment operations: Net investment income[c]	.44	.47	.57	.27
Net realized and unrealized gain (loss) on investment transactions	.78	1.83	.45	(.71)
Total from investment operations	1.22	2.30	1.02	(.44)
Less distributions from: Net investment income	(.42)	(.51)	(.63)	(.37)
Net asset value, end of period	$ 10.35	$ 9.55	$ 7.76	$ 7.37
Total Return (%)[d]	13.16[e]	30.13[e]	14.47	(5.64)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7.723		.085	.001
Ratio of expenses before expense reductions (%)	2.46	2.69	2.71	2.70*
Ratio of expenses after expense reductions (%)	2.31	2.68	2.71	2.70*
Ratio of net investment income (%)	4.42	5.29	7.23	9.48*
Portfolio turnover rate (%)	236	327	734	685

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 7.34% to 7.23%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] For the period from June 18, 2001 (commencement of operations of Class C shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class AARP
Years Ended October 31,	2004	2003	2002[a]	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.54	$ 7.75	$ 7.37	$ 7.89	$ 8.01
Income (loss) from investment operations: Net investment income[c]	.54	.56	.65	.84	.05
Net realized and unrealized gain (loss) on investment transactions	.78	1.83	.44	(.42)	(.17)
Total from investment operations	1.32	2.39	1.09	.42	(.12)
Less distributions from: Net investment income	(.52)	(.60)	(.71)	(.94)	—
Net asset value, end of period	$ 10.34	$ 9.54	$ 7.75	$ 7.37	$ 7.89
Total Return (%)	14.46[d]	31.53[d]	15.56	5.23	(1.50)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	19	8	5.42
Ratio of expenses before expense reductions (%)	1.57	1.66	1.66	1.67	1.65*
Ratio of expenses after expense reductions (%)	1.27	1.63	1.66	1.67	1.65*
Ratio of net investment income (%)	5.46	6.34	8.28	10.72	7.45*
Portfolio turnover rate (%)	236	327	734	685	338

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 8.39% to 8.28%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to October 31, 2000.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class S
Years Ended October 31,	2004	2003	2002[a]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 9.53	$ 7.74	$ 7.36	$ 7.89	$ 7.46
Income (loss) from investment operations: Net investment income[b]	.54	.57	.65	.84	.83
Net realized and unrealized gain (loss) on investment transactions	.78	1.82	.44	(.42)	.31
Total from investment operations	1.32	2.39	1.09	.42	1.14
Less distributions from: Net investment income	(.52)	(.60)	(.71)	(.95)	(.71)
Net asset value, end of period	$ 10.33	$ 9.53	$ 7.74	$ 7.36	$ 7.89
Total Return (%)	14.36[c]	31.71[c]	15.41	5.40	15.32
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	142	140	116	116	139
Ratio of expenses before expense reductions (%)	1.61	1.66	1.66	1.67	1.72[d]
Ratio of expenses after expense reductions (%)	1.29	1.63	1.66	1.67	1.71[d]
Ratio of net investment income (%)	5.44	6.34	8.28	10.72	10.50
Portfolio turnover rate (%)	236	327	734	685	338

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 8.39% to 8.28%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions was 1.67%.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Emerging Markets Income Fund (the "Fund") is a non-diversified series of the Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. After December 31, 2004, Class S shares will no longer be available to new investors except under certain circumstances. For a complete list of investors that may continue to purchase Class S shares after December 31, 2004, please refer to the Fund's Statement of Additional Information.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $71,141,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($4,549,000), October 31, 2007 ($54,248,000) and October 31, 2009 ($12,344,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 91,088
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (71,141,000)
Unrealized appreciation (depreciation) on investments	$ 10,771,111

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years ended October 31,
	2004	2003
Distributions from ordinary income*	$ 9,064,577	$ 10,452,090

*For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the year ended October 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $389,493,478 and $365,320,220, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $500,000,000 of the Fund's average daily net assets and 0.95% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2004, the Advisor waived a portion of its management fee pursuant to the Management Agreement aggregating $88,944 and the amount charged aggregated $1,620,726 which was equivalent to an annual effective rate of 0.94% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund. The Advisor compensates DeAMIS out of the management fee it receives from the Fund.

In addition, for the year ended October 31, 2004, the Advisor agreed to reimburse the Fund $1,511, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit, in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.675%, 0.725%, 0.700%, 0.650% and 0.650% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004 and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

For the period November 1, 2003 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Waived
Class A	$ 16,164	$ 6,787
Class B	6,227	2,813
Class C	3,937	1,828
Class AARP	56,759	22,010
Class S	391,111	158,853
	$ 474,198	$ 192,291

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive a portion of its Administrative Fee (through March 31, 2004), or all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.40% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, directors and directors' counsel fees and organizational and offering expenses.)

In addition, for the period April 1, 2004 through October 31, 2004, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.30% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, directors and directors' counsel fees and organizational and offering expenses). In addition, the Advisor reimbursed expenses of $2,675, $1,005, $601, $10,190 and $71,771 for Class A, B, C, AARP and S shares, respectively.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend- paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 October 31, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2004
Class A	$ 6,420	$ 4,505	$ —
Class B	4,280	3,770	—
Class C	1,498	—	—
Class AARP	26,536	19,979	—
Class S	129,275	129,275	—
	$ 168,009	$ 157,529	$ —

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through October 31, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $85,192, of which $37,716 is unpaid at October 31, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2004
Class B	$ 15,474	$ 1,303
Class C	25,362	3,968
	$ 40,836	$ 5,271

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2004	Effective Rate
Class A	$ 15,422	$ 5,741.25%
Class B	5,150	1,300.25%
Class C	8,459	3,293.25%
	$ 29,031	$ 10,334

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended October 31, 2004 aggregated $3,219 and $13, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2004, the CDSC for Class B and C shares aggregated $6,754 and $3,634, respectively. A deferred sales charge of up to 1% is assessed on certain redemption of Class A shares. For the year ended October 31, 2004, SDI received $852.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under this agreement.

F. Loan Participations/Assignments

The Fund invests in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

G. Forward Foreign Currency Exchange Contracts

As of October 31, 2004, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
USD	3,520,000	BRL	10,727,200	1/28/2005	$ 89,118
BRL	5,296,610	USD	1,790,000	1/28/2005	7,980
USD	464,858	EUR	367,875	1/27/2005	5,594
USD	2,557,308	EUR	2,028,000	1/27/2005	36,175
USD	548,357	EUR	430,000	1/27/2005	1,543
USD	3,249,720	EUR	2,550,000	1/27/2005	11,316
MXN	38,200,000	USD	3,290,409	1/27/2005	32,639
USD	1,650,000	TRL	2,666,400,000,000	1/27/2005	78,729
Total unrealized appreciation					$ 263,094
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation) (US$)
USD	1,749,666	ARS	5,235,000	1/27/2005	$ (20,859)
EUR	20,530,000	USD	25,924,873	1/27/2005	(329,667)
EUR	1,590,000	USD	2,028,077	1/27/2005	(5,275)
GBP	400,000	USD	724,800	1/27/2005	(5,273)
USD	1,500,000	UAH	8,400,000	9/15/2005	(19,015)
TRL	2,666,400,000,000	USD	1,662,344	1/27/2005	(66,385)
TRL	4,838,700,000,000	USD	3,114,107	1/27/2005	(23,007)
Total unrealized depreciation					$ (469,481)

As of October 31, 2004, the Fund had the following closed forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Receivable/ (Payable) (US$)
EUR	644,125	USD	820,000	1/27/2005
USD	813,936	EUR	644,125	1/27/2005	$ 6,065
Currency Abbreviations
ARS	Argentinean Peso	MXN	Mexican Peso
BRL	Brazilian Real	TRL	Turkish Lira
EUR	Euro	USD	US Dollar
GBP	Great Britain Pound	UAH	Ukraine Hryvnia

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,395,629	$ 13,941,605	1,773,717	$ 16,159,364
Class B	131,262	1,298,994	394,726	3,525,096
Class C	919,651	8,957,671	531,674	4,542,177
Class AARP	872,820	8,642,154	1,586,725	14,436,034
Class S	1,586,400	15,514,210	3,289,336	29,550,638
		$ 48,354,634		$ 68,213,309
Shares issued to shareholders in reinvestment of distributions
Class A	33,539	$ 332,644	25,597	$ 233,520
Class B	5,573	54,969	7,265	66,956
Class C	13,675	133,606	3,637	32,121
Class AARP	91,299	896,656	83,206	744,078
Class S	639,260	6,273,598	886,421	7,797,363
		$ 7,691,473		$ 8,874,038
Shares redeemed
Class A	(1,141,347)	$ (11,302,307)	(1,425,816)	$ (13,256,226)
Class B	(127,611)	(1,242,397)	(281,981)	(2,566,556)
Class C	(350,057)	(3,467,217)	(470,570)	(4,361,511)
Class AARP	(890,719)	(8,644,835)	(756,423)	(6,868,896)
Class S	(3,224,341)	(31,450,251)	(4,485,224)	(40,321,234)
		$ (56,107,007)		$ (67,374,423)
Net increase (decrease)
Class A	287,821	$ 2,971,942	373,498	$ 3,136,658
Class B	9,224	111,566	120,010	1,025,496
Class C	583,269	5,624,060	64,741	212,787
Class AARP	73,400	893,975	913,508	8,311,216
Class S	(998,681)	(9,662,443)	(309,467)	(2,973,233)
		$ (60,900)		$ 9,712,924

I. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Global/International Fund, Inc. and the Shareholders of Scudder Emerging Markets Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Emerging Markets Income Fund (the "Fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 21, 2004	PricewaterhouseCoopers LLP
Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Director is until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Director will hold office for an indeterminate period. The Directors of the Corporation may also serve in similar capacities with other funds in the fund complex.

Independent Directors
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Henry P. Becton, Jr. (1943) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Keith R. Fox (1954) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (1932) Director, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (1943) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (1943) Director, 1994-present

Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee

		48
Carl W. Vogt (1936) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[3] (1960) President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Paul H. Schubert[3] (1963) Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

Charles A. Rizzo (1957) Treasurer, 2002-present

Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[3] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management
Daniel O. Hirsch[4] (1954) Assistant Secretary, 2002-present

Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management
Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management

1 Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Directors.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Address: 345 Park Avenue, New York, New York

4 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SZEAX	SZEBX	SZECX
CUSIP Number	378947-816	378947-790	378947-782
Fund Number	476	676	776

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SEMKX	SCEMX
Fund Number	176	076

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2004, Global/International Fund, Inc.
has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                      SCUDDER EMERGING MARKETS INCOME FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year      Audit Fees     Audit-Related      Tax Fees      All Other
   Ended          Billed         Fees Billed      Billed to     Fees Billed
October 31,      to Fund          to Fund            Fund         to Fund
--------------------------------------------------------------------------------
2004             $120,600           $185           $11,400          $0
--------------------------------------------------------------------------------
2003             $112,000          $1,205          $10,900          $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                    Audit-Related         Tax Fees            All Other
                     Fees Billed          Billed to          Fees Billed
  Fiscal           to Adviser and        Adviser and        to Adviser and
   Year             Affiliated           Affiliated          Affiliated
  Ended            Fund Service          Fund Service        Fund Service
 October 31,         Providers            Providers           Providers
--------------------------------------------------------------------------------
2004                 $453,907               $0                    $0
--------------------------------------------------------------------------------
2003                 $662,457             $50,000                 $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                               Total Non-Audit
                               Fees billed to            Total
                                Adviser and          Non-Audit Fees
                               Affiliated Fund         billed to
                              Service Providers       Adviser and
                              (engagements related    Affiliated
                 Total         directly to the       Fund Service
                Non-Audit       operations and        Providers
  Fiscal       Fees Billed    financial reporting    (all other       Total of
   Year         to Fund          of the Fund)        engagements)     (A),(B)
   Ended
October 31,       (A)                (B)                 (C)          and (C)
--------------------------------------------------------------------------------
2004            $11,400             $0              $1,153,767       $1,165,167
--------------------------------------------------------------------------------
2003            $10,900          $50,000            $4,947,177       $5,008,077
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Emerging Markets Income Fund

By:                                 /s/Julian Sluyters
                                    -----------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    -----------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Emerging Markets Income Fund

By:                                 /s/Julian Sluyters
                                    -----------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    -----------------------------------------

By:                                 /s/Paul Schubert
                                    -----------------------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               January 4, 2005
                                    -----------------------------------------